UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 15, 2014

AMERICAN CAMPUS COMMUNITIES, INC.
AMERICAN CAMPUS COMMUNITIES OPERATING
PARTNERSHIP LP
(Exact name of Registrant as specified in its Charter)

Maryland Maryland	001-32265 333-181102-01	76-0753089 56-2473181
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

12700 Hill Country Boulevard, Suite T-200
Austin, TX 78738
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (512) 732-1000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement

On December 15, 2014, American Campus Communities Services, Inc., a subsidiary of American Campus Communities, Inc., has entered into the Deferred Compensation Plan, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, which will be effective as of January 1, 2015.

The foregoing summary description is qualified in its entirety by reference to the document attached as an exhibit hereto.

Item 9.01          Financial Statements and Exhibits

    (d)          Exhibits

The Exhibit to this Report is listed on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2014	AMERICAN CAMPUS COMMUNITIES, INC.

	By:	/s/ Jonathan A. Graf
Jonathan A. Graf
Executive Vice President, Chief Financial
Officer, Secretary and Treasurer

AMERICAN CAMPUS COMMUNITIES
OPERATING PARTNERSHIP LP

	By:	American Campus Communities Holdings
LLC, its general partner

		By:	American Campus Communities,
Inc., its sole member

			By:	/s/ Jonathan A. Graf
Jonathan A. Graf
Executive Vice President, Chief Financial Officer,
Secretary and Treasurer

EXHIBIT INDEX
Exhibit
Number                Title

99.1                       American Campus Communities Services, Inc. Deferred Compensation Plan, effective January 1, 2015